                                                                               *
Portions of this exhibit for which confidential treatment has been
requested are marked by brackets [       ] and the pages on which
they appear contain an asterisk (*) in the upper right hand corner.
The confidential information omitted has been filed separately with the Securities and Exchange Commission.

                                                                  EXHIBIT 10.14B

                               SECOND AMENDMENT
                             TO CARRIER AGREEMENT



     This is the second amendment (the "Amendment") to the Carrier Agreement by and between MCI Telecommunications Corporation ("MCI") and Smartalk Teleservices, Inc. ("Customer"), dated November 9, 1995, amended by the First Amendment, dated April 3, 1996 (the "Original Agreement"). For good and valuable consideration, the receipt of which is acknowledged by each of the parties, the parties agree as follows:

1.   Survival of Original Agreement.  Except as otherwise expressly modified or
     ------------------------------
     amended herein, all terms and conditions contained in the Original Agreement shall remain in full force and effect and shall not be altered or changed by this Amendment. The Original Agreement including this Amendment shall be referred to as the "Agreement".

2.   Paragraph 2(a) Modification.  Paragraph 2(a) of the Original Agreement is
     ---------------------------
     deleted in its entirety and replaced with the following new Paragraph 2(a):

     "2.    Term Commitment.
            ---------------

            (a)   After the first eight (8) months of the Service Term,
            Customer's Total Usage shall equal or exceed [              ] (the
            "Total Commitment"). "Total Usage" shall refer to the number of minutes of Customer's usage after the first eight (8) months of the Service Term of MCI PRISM I Service and MCI 800 DAL Service (which includes inbound international 800) at the rates set forth in this Agreement."

3.   Section 2 Addition.  The following new Paragraphs 2(g), 2(h) and 2(i) are
     ------------------
     added to the Agreement:

     "2.    Term Commitment.
            ---------------

            (g) Within the period beginning June 30, 1996 through September 30, 1997, Customer's "Incremental Usage" shall equal or exceed
            [            ] (the "Incremental Commitment"). "Incremental Usage"
            shall refer to the total number of minutes of Customer's usage between June 30, 1996 through September 30, 1997 of MCI service at the rates set forth in this Agreement which originates via inbound ANI(s) designated by Customer for purposes of tracking Incremental Usage.

            (h) Customer's Incremental Usage shall apply toward the Total Commitment, the Incremental Commitment and the International Commitment, where applicable.

                                       1
                              -MCI CONFIDENTIAL-

                                                                               *
            (i) If Customer's Incremental Usage is less than or equal to the Incremental Commitment, Customer shall pay all outstanding charges for MCI Services utilized by Customer, as set forth in this Agreement. In such case, Customer shall also pay an underutilization
            charge (which Customer agrees is reasonable) of [            ] for
            each minute that Customer's actual Incremental Usage is less than the Incremental Commitment."

4.   Section 4 Addition.  The following new Paragraphs 4(c), 4(d), 4(e) and 4(f)
     ------------------
     are added to the Agreement:

     "4.    Credits.
            -------

            (c)   Customer shall receive a credit of [            ] to be
            applied by MCI to Customer's interstate usage charges for MCI Services appearing on Customer's July 1996 invoice.

            (d)   Customer shall receive a credit of [            ] to be
            applied by MCI to Customer's interstate usage charges for MCI Services appearing on Customer's September 1996 invoice.

            (e)   Customer shall receive a credit of [            ] to be
            applied by MCI to Customer's interstate usage charges for MCI Services appearing on Customer's November 1996 invoice.

            (f)   If Customer has achieved the Total Commitment, Customer shall
            receive a credit equal to [              ] of any underutilization
            charges paid by Customer to MCI pursuant to Paragraph 3(i) above."

5.   Exhibit A Modification.  Exhibit A of the Original Agreement is deleted in
     ----------------------
     its entirety and replaced with the attached new Exhibit A.


6.   Delivery of Unused Cards.  On or before August 15, 1996, Customer shall
     ------------------------
     deliver to MCI a total of three hundred fifty-seven thousand (357,000) unused debit cards which indicate that the long distance service is provided by AT&T. MCI shall have no further obligation to Customer with respect to such cards.

7.   Effectiveness.  This Amendment is binding upon execution by MCI and
     -------------
     Customer and shall be effective as of June 30, 1996.


                                       2
                              -MCI CONFIDENTIAL-

8.   Complete Agreement.  The Agreement, together with the tariff, is the
     ------------------
     complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter. Once this Amendment has been fully executed, any further amendments must be in writing and signed by both parties.

This offer shall remain open and be capable of being accepted by Customer until August 19, 1996.

Accepted and Agreed:

MCI Telecommunications Corporation          Smartalk Teleservices, Inc.



By     : /s/ Edward W. Smith                By     : /s/ Robert H. Lorsch

Name   : Edward W. Smith                    Name   : Robert H. Lorsch

Title  : Director                           Title  : President

Date   : 9/10/96                            Date   : 8/20/96


                                       3
                              -MCI CONFIDENTIAL-

                                                                               *

                                   EXHIBIT A

                    International MCI PRISM I Service Rates
                    ---------------------------------------


     Customer shall pay the following rates per minute for international MCI PRISM I Service to locations in the following countries, in lieu of standard Tariffed rates and discounts:


             Anguilla        [         ]
             Argentina       [         ]
             Australia       [         ]
             Austria         [         ]
             Bahamas         [         ]
             Bangladesh      [         ]
             Barbados        [         ]
             Belgium         [         ]
             Bermuda         [         ]
             Bolivia         [         ]
             British V.I.    [         ]
             Brazil          [         ]
             Canada          [         ]
             Cayman Islands  [         ]
             Chile           [         ]
             Columbia        [         ]
             Costa Rica      [         ]
             Czech           [         ]
             Dominicia       [         ]
             Ecuador         [         ]
             Egypt           [         ]
             El Salvador     [         ]
             Ethiopia        [         ]
             Finland         [         ]
             France          [         ]
             Germany         [         ]
             Grenada         [         ]
             Guatemala       [         ]
             Haiti           [         ]
             Honduras        [         ]
             Hong Kong       [         ]
             India           [         ]
             Ireland         [         ]
             Israel          [         ]
             Italy           [         ]
             Jamaica         [         ]
             Japan           [         ]

                                     EXA-1
                              -MCI CONFIDENTIAL-

                                                                               *

             Korea           [         ]
             Netherlands     [         ]
             Nevis           [         ]
             Nicaragua       [         ]
             Nigeria         [         ]
             Norway          [         ]
             Panama          [         ]
             Paraguay        [         ]
             Peru            [         ]
             Philippines     [         ]
             Portugal        [         ]
             Russia          [         ]
             Saudi Arab.     [         ]
             Slovakia        [         ]
             South Africa    [         ]
             Spain           [         ]
             St. Kitts       [         ]
             St. Lucia       [         ]
             St. Vincent     [         ]
             Sweden          [         ]
             Switzerland     [         ]
             Syria           [         ]
             Taiwan          [         ]
             Trinidad        [         ]
             Turks           [         ]
             United Arab     [         ]
             United Kingdom  [         ]
             Uruguay         [         ]
             Venezuela       [         ]
             Vietnam         [         ]
             Mexico          per minute rates per the following:


                             Range    Standard     Economy

                              1       [      ]     [     ]
                              2       [      ]     [     ]
                              3       [      ]     [     ]
                              4       [      ]     [     ]
                              5       [      ]     [     ]
                              6       [      ]     [     ]
                              7       [      ]     [     ]
                              8       [      ]     [     ]

                                     EXA-2
                              -MCI CONFIDENTIAL-